UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

January 17, 2013

Date of Report (Date of earliest event reported)

GTJ REIT, INC.

(Exact name of registrant as specified in its Charter)

Maryland	0001368757	20-5188065
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

444 Merrick Road

Lynbrook, NY 11563

(Address of principal executive offices) (Zip Code)

(516) 881-3535

Registrant’s telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No. 1 to GTJ REIT, Inc.’s Current Report on Form 8-K originally filed with the Securities and Exchange Commission on January 24, 2013 (the “Original Filing”) is being made for the purpose of filing certain exhibits to update the Exhibits in Item 9.01(c), which were omitted from the Original Filing and to update Exhibit 99.2 filed therewith.  The disclosures contained in items 1.01, 2.01, 2.03, 3.02 and 5.02 in the Original Filing remain unchanged.

Item 9.01              Financial Statements and Exhibits.

(a)                                 Financial statements of businesses acquired.

Pursuant to Item 9.01(A)(4) of Form 8-K, the Company intends to file the financial information required by this paragraph (A) of Item 9.01 as an amendment to this Form 8-K within seventy-one days of the date this Current Report on Form 8-K as filed with the Securities and Exchange Commission.

(b)                                 Proforma financial information.

Pursuant to Item 9.01(B)(2) of Form 8-K, the Company intends to file the financial information required by this paragraph (B) of Item 9.01 as an amendment to this Form 8-K within seventy-one days of the date this Current Report on Form 8-K as filed with the Securities and Exchange Commission

(c)                                  Exhibits

Exhibit No.	Description

4.1	Articles Supplementary of the Series B Preferred Stock of GTJ REIT, Inc. dated as of January 10, 2013. (Incorporated by reference to Registrant’s report on Form 8-K filed on January 24, 2013)

10.1

Contribution Agreement by and among Wu/Lighthouse Portfolio, LLC, GTJ REIT, Inc., GTJ GP, LLC, GTJ Realty, LP, Jeffrey Wu, Paul Cooper, Louis Sheinker, Jerome Cooper, Jeffrey Ravetz and Sarah Ravetz dated as of January 1, 2013. (Incorporated by reference to Registrant’s report on Form 8-K filed on January 24, 2013)

10.2

Amended and Restated Limited Partnership Agreement by and between GTJ REIT, Inc. and GTJ GP, LLC dated as of January 1, 2013. (Incorporated by reference to Registrant’s report on Form 8-K filed on January 24, 2013)

10.3

Tax Protection Agreement by and among GTJ REIT, Inc., GTJ Realty, LP, Jeffrey Wu, Wu Family 2012 Gift Trust, Paul Cooper, Jerome Cooper, Jeffrey Ravetz, Sarah Ravetz and Louis Sheinker dated as of January 1, 2013. (Incorporated by reference to Registrant’s report on Form 8-K filed on January 24, 2013)

10.4	Registration Rights Agreement by and among GTJ REIT, Inc. and certain investors dated as of January 1, 2013. (Incorporated by reference to Registrant’s report on Form 8-K filed on January 24, 2013)

10.5	Employment Agreement by and between David J. Oplanich and GTJ REIT, Inc. dated as of January, 2013. (Incorporated by reference to Registrant’s report on Form 8-K filed on January 24, 2013)

10.6	Employment Agreement by and between Paul Cooper and GTJ REIT, Inc. dated as of January, 2013. (Incorporated by reference to Registrant’s report on Form 8-K filed on January 24, 2013)

10.7	Employment Agreement by and between Louis Sheinker and GTJ REIT, Inc. dated as of January, 2013. (Incorporated by reference to Registrant’s report on Form 8-K filed on January 24, 2013)

10.8

Amendment and Modification of Loan Agreement by and among WU/LH 12 Cascade L.L.C., WU/LH 25 Executive L.L.C., WU/LH 269 Lambert L.L.C., WU/LH 103 Fairview Park L.L.C., WU/LH 412 Fairview Park L.L.C., WU/LH 401 Fieldcrest L.L.C., WU/LH 404 Fieldcrest L.L.C., WU/LH 36 Midland L.L.C., WU/LH 100-110 Midland L.L.C., WU/LH 112 Midland L.L.C., WU/LH 199 Ridgewood L.L.C., WU/LH 203 Ridgewood L.L.C., WU/LH 100 American L.L.C., WU/LH 200 American L.L.C., WU/LH 300 American L.L.C., WU/LH 400 American L.L.C. and WU/LH 500 American L.L.C. (collectively the “John Hancock Borrowers”) and John Hancock Life Insurance Company (“John Hancock”) dated as of January 1, 2013 in the aggregate original principal amount of $105,000,000.00. (filed herewith)

10.9	Loan Agreement by and among the John Hancock Borrowers and John Hancock dated as of February 25, 2008 in the aggregate principal amount of $105,000,000.00. (filed herewith)

10.10

Open-End Mortgage Deed, Assignment of Leases and Rents, Security Agreement and Fixture Filing by and among Wu/LH 25 Executive L.L.C., Wu/LH 12 Cascade L.L.C., Wu/LH 269 Lambert L.L.C., Wu/LH 470 Bridgeport L.L.C., Wu/LH 22 Marsh Hill L.L.C., Wu/LH 15 Executive L.L.C., Wu/LH 950 Bridgeport L.L.C. (collectively the “Connecticut Mortgagors”) and John Hancock dated as of February 25, 2008 in the principal sum of $21,765,000.00. (filed herewith)

10.11

Second Open-End Mortgage Deed, Assignment of Leases and Rents, Security Agreement and Fixture Filing by and among Connecticut Mortgagors and John Hancock dated as of February 25, 2008 in the principal sum of $32,585,000.00. (filed herewith)

10.12

Third Open-End Mortgage Deed, Assignment of Leases and Rents, Security Agreement and Fixture Filing by and among Connecticut Mortgagors and John Hancock dated as of February 25, 2008 in the principal sum of $50,650,000.00. (filed herewith)

10.13

First Amendment of Mortgage, Assignment of Lease and Rents, Security Agreement and Fixture Filing by and among WU/LH 100 American L.L.C., WU/LH 200 American L.L.C., WU/LH 300 American L.L.C., WU/LH 400 American L.L.C. and WU/LH 500 American L.L.C. (collectively the “New Jersey Mortgagors”) and John Hancock, dated as of January, 2013. (filed herewith)

10.14

Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing by and among the New Jersey Mortgagors and John Hancock dated as of February 25, 2008 in the principal sum of $105,000,000.00. (filed herewith)

10.15

Mortgage, Assignment of Leases and Rents and Security Agreement by and among Wu/LH 103 Fairview Park L.L.C., Wu/LH 412 Fairview Park L.L.C., Wu/LH 401 Fieldcrest L.L.C., Wu/LH 404 Fieldcrest L.L.C., Wu/LH 199 Ridgewood L.L.C., Wu/LH 203 Ridgewood L.L.C., Wu/LH 36 Midland L.L.C., Wu/LH 100-110 Midland L.L.C., Wu/LH 112 Midland L.L.C., Wu/LH 8 Slater L.L.C. and John Hancock dated as of February 25, 2008 in the principal sum of $50,650,000.00. (filed herewith)

10.16	Mortgage Note by and among the John Hancock Borrowers and John Hancock dated as of February 25, 2008 in the principal sum of $9,765,000.00. (filed herewith)

10.17	Mortgage Note by and among the John Hancock Borrowers and John Hancock dated as of February 25, 2008 in the principal sum of $12,000,000.00. (filed herewith)

10.18	Mortgage Note by and among the John Hancock Borrowers and John Hancock dated as of February 25, 2008 in the principal sum of $20,960,000.00. (filed herewith)

10.19	Mortgage Note by and among the John Hancock Borrowers and John Hancock dated as of February 25, 2008 in the principal sum of $11,625,000.00. (filed herewith)

10.20	Mortgage Note by and among the John Hancock Borrowers and John Hancock dated as of February 25, 2008 in the principal sum of $30,650,000.00. (filed herewith)

10.21	Mortgage Note by and among the John Hancock Borrowers and John Hancock dated as of February 25, 2008 in the principal sum of $16,100,000.00. (filed herewith)

10.22	Mortgage Note by and among the John Hancock Borrowers and John Hancock dated as of February 25, 2008 in the principal sum of $3,900,000.00. (filed herewith)

10.23

Cash and Deposit Account Pledge & Security Agreement by and among the John Hancock Borrowers in favor of John Hancock dated as of January 1, 2013 relating to a loan in the original aggregate principal amount of $21,765,000.00. (filed herewith)

10.24

Cash and Deposit Account Pledge & Security Agreement by and among the John Hancock Borrowers in favor of John Hancock dated as of January 1, 2013 relating to a loan in the aggregate principal amount of $32,585,000.00. (filed herewith)

10.25

Cash and Deposit Account Pledge & Security Agreement by and among the John Hancock Borrowers in favor of John Hancock dated as of January 1, 2013 relating to a loan in the original aggregate principal amount of $50,650,000.00. (filed herewith)

10.26	Deposit Account Control Agreement by and among the John Hancock Borrowers, John Hancock, and Bank of America, N.A. dated as of January 1, 2013. (filed herewith)

10.27	Deposit Account Control Agreement by and among the John Hancock Borrowers, John Hancock, and Bank of America, N.A. dated as of January 1, 2013. (filed herewith)

10.28	Deposit Account Control Agreement by and among the John Hancock Borrowers, John Hancock, and Bank of America, N.A. dated as of January 1, 2013. (filed herewith)

10.29

Guaranty Agreement by and among GTJ REIT, Inc., GTJ GP, LLC, and GTJ Realty, LP (collectively the “Guarantors”), in favor of John Hancock, dated as of January 1, 2013 guaranteeing a loan in the original aggregate principal amount of $21,765,000.00. (filed herewith)

10.30	Guaranty Agreement by and among the Guarantors in favor of John Hancock, dated as of January 1, 2013 guaranteeing a loan in the original aggregate principal amount of $32,585,000.00. (filed herewith)

10.31	Guaranty Agreement by and among the Guarantors in favor of John Hancock dated as of January 1, 2013 guaranteeing a loan in the original aggregate principal amount of $50,650,000.00. (filed herewith)

10.32

Indemnification Agreement by and among the John Hancock Borrowers, and Guarantors in favor of John Hancock dated as of January, 2013 for a loan in the original aggregate principal amount of $21,765,000.00. (filed herewith)

10.33

Indemnification Agreement by and among the John Hancock Borrowers, and Guarantors in favor of John Hancock dated as of January, 2013 for a loan in the original aggregate principal amount of $32,585,000.00. (filed herewith)

10.34

Indemnification Agreement by and among the John Hancock Borrowers, and Guarantors in favor of John Hancock dated as of January, 2013 for a loan in the original aggregate principal amount of principal amount of $50,650,000.00. (filed herewith)

10.35

First Amendment to Loan and Security Agreement by and among Wu/LH 15 Progress L.L.C. (“15 Progress”), Paul A. Cooper, Jeffrey D. Ravetz, Louis E. Sheinker, Jeffrey Wu, GTJ REIT, Inc., GTJ Realty, LP, and Peoples United Bank (“PUB”) dated as of January 1, 2013 for a loan in the original principal amount of $2,700,000.00. (filed herewith)

10.36	Loan and Security Agreement by and among 15 Progress and PUB dated as of September 30, 2010 in the original principal amount of $2,700,000.00. (filed herewith)

10.37	Promissory Note made by 15 Progress to PUB dated as of September 30, 2010 in the principal sum of $2,700,000.00. (filed herewith)

10.38	Open-End Mortgage Deed and Security Agreement by and among 15 Progress and PUB dated as of September 30, 2010 in the principal sum of $2,700,000.00. (filed herewith)

10.39	Substitute Limited Guaranty by GTJ REIT, Inc. to PUB dated as of January, 2013. (filed herewith)

10.40

First Amendment to Loan Agreement by and among 165-25 147th Avenue, LLC, 85-01 24th Avenue, LLC, GTJ REIT, Inc. and Hartford Life Insurance Company, Hartford Life and Accident Insurance Company and Hartford Life and Annuity Insurance Company dated as of January 1, 2013. (filed herewith)

10.41	Mortgage Modification Agreement by and among Farm Springs Road, LLC (“Farm Springs”), and Manufacturers and Traders Trust Company (“M&T”) dated as of January 1, 2013. (filed herewith)

10.42	Standard Libor Grid Note by and among GTJ REIT, Inc., Farm Springs and M&T dated as of January 1, 2013 in the amount of $10,000,000.00. (filed herewith)

10.43	Credit Agreement by and among GTJ REIT, Inc., Farm Springs, and M&T dated as of January 1, 2013. (filed herewith)

10.44	Waiver and Consent by and between GTJ REIT, Inc. and M&T dated as of January 1, 2013. (filed herewith)

10.45

Assumption, Consent and Modification Agreement by and among Wu/LH 8 Slater L.L.C. (“8 Slater”), Paul Cooper, Jeffrey Ravetz, Louis Sheinker, GTJ REIT, Inc., and The United States Life Insurance Company in the City of New York (“USLIC”) successor by merger to First SunAmerica Life Insurance Company dated as of January 1, 2013. (filed herewith)

10.46	Consolidated, Amended and Restated Promissory Note by and between 8 Slater and USLIC dated as of March 8, 2011 in the principal sum of $4,639,600.00. (filed herewith)

10.47

Mortgage, Consolidation, Extension, Spreader and Security Agreement, Fixture Filing, Financing Statement and Assignment of Leases and Rents by and between 8 Slater and USLIC dated as of March 8, 2011 in the principal sum of $4,639,600.00. (filed herewith)

10.48

Assumption, Consent and Modification Agreement by and among Wu/LH 15 Executive L.L.C. (“15 Executive”), Paul Cooper, Jeffrey Ravetz, Louis Sheinker, GTJ REIT, Inc., and USLIC dated as of January 1, 2013. (filed herewith)

10.49	Promissory Note made by 15 Executive to USLIC dated as of March 8, 2011 in the principal sum of $4,096,400.00. (filed herewith)

10.50

Open-End Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing by and between 15 Executive and USLIC dated as of March 8, 2011 in the principal sum of $4,096,400.00. (filed herewith)

10.51

Assumption, Consent and Modification Agreement by and among Wu/LH 35 Executive L.L.C. (“35 Executive”), Paul Cooper, Jeffrey Ravetz, Louis Sheinker, GTJ REIT, Inc., and USLIC dated as of January 1, 2013. (filed herewith)

10.52	Promissory Note made by 35 Executive to USLIC dated as of March 8, 2011 in the principal sum of $5,724,600.00. (filed herewith)

10.53

Open-End Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing by and between 35 Executive and USLIC dated as of March 8, 2011 in the principal sum of $5,724,600.00. (filed herewith)

10.54

Assumption, Consent and Modification Agreement by and among Wu/LH 470 Bridgeport L.L.C. (“470 Bridgeport”), Paul Cooper, Jeffrey Ravetz, Louis Sheinker, GTJ REIT, Inc., and USLIC dated as of January 1, 2013. (filed herewith)

10.55	Promissory Note made by 470 Bridgeport to USLIC dated as of March 8, 2011 in the principal sum of $3,683,700.00. (filed herewith)

10.56

Open-End Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing by and between 470 Bridgeport and USLIC dated as of March 8, 2011 in the principal sum of $3,683,700.00. (filed herewith)

10.57

Assumption, Consent and Modification Agreement by and among Wu/LH 950 Bridgeport L.L.C. (“950 Bridgeport”), Paul Cooper, Jeffrey Ravetz, Louis Sheinker, GTJ REIT, Inc., and USLIC dated as of January 1, 2013. (filed herewith)

10.58	Promissory Note made by 950 Bridgeport to USLICdated as of March 8, 2011 in the principal sum of $2,639,000.00. (filed herewith)

10.59

Open-End Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing by and between 950 Bridgeport and USLIC dated as of March 8, 2011 in the principal sum of $2,639,000.00. (filed herewith)

10.60

Assumption, Consent and Modification Agreement by and among Wu/LH 22 Marsh Hill L.L.C. (“22 Marsh Hill”), Paul Cooper, Jeffrey Ravetz, Louis Sheinker, GTJ REIT, Inc., and USLIC dated as of January 1, 2013. (filed herewith)

10.61	Promissory Note made by 22 Marsh Hill to SunAmerica dated as of March 8, 2011 in the principal sum of $2,716,700.00. (filed herewith)

10.62

Open-End Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing by and between 22 Marsh Hill and USLIC dated as of March 8, 2011 in the principal sum of $2,716,700.00. (filed herewith)

10.63

Amended and Restated Affiliate Guaranty Agreement by 15 Executive, 22 Marsh Hill, 35 Executive, 470 Bridgeport, 950 Bridgeport, and 8 Slater (collectively the “USLIC Borrowers”) in favor of USLIC dated as of January 1, 2013. (filed herewith)

10.64

Amended and Restated Cash Collateral Agreement by the USLIC Borrowers in favor of USLIC and acknowledged and agreed to by M. Robert Goldman & Company, Inc. dated as of January 1, 2013. (filed herewith)

10.65	Environmental Indemnity Agreement by the USLIC Borrowers and GTJ REIT, Inc. for the benefit of USLIC as of January 1, 2013. (filed herewith)

10.66	Guaranty Agreement by GTJ REIT, Inc. in favor of USLIC dated as of January 1, 2013. (filed herewith)

99.1

Fairness Opinion from Duff & Phelps, as independent financial advisor to the Special Committee of the Board of Directors dated January 10, 2013. (Incorporated by reference to Registrant’s report on Form 8-K filed on January 24, 2013)

99.2	Organizational Chart. (filed herewith)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 19, 2013	GTJ REIT, INC.

	By:	/s/ Paul Cooper
Paul Cooper
Chief Executive Officer